Subsequent events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent events

20. Subsequent events

Initial Public Offering

In March 2024, the Group completed its initial public offering of 1,500,000 ordinary shares at a public offering price of $4.00 per share for total gross proceeds of $6,000 before deducting underwriting discounts and offering expenses.

In addition, the Company has granted to the underwriter an option, exercisable for 45 days from the date of the final prospectus, to purchase up to an aggregate of an additional 225,000 ordinary shares at the initial public offering price, less underwriting discounts. As of the date of issuance of these consolidated financial statements, over-allotment was not exercised.